GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Emerging Markets Equity Funds

Class A, Class C, Institutional and Class IR Shares of the

Goldman Sachs N-11 Equity Fund (the “Fund”)

Supplement dated June 13, 2013 to the

Prospectus dated February 28, 2013 (the “Prospectus”)

Effective as of the date of this Supplement, the following is added to the “Goldman Sachs N-11 Equity Fund—Summary—Buying and Selling Fund Shares” section of the Prospectus, as a new final paragraph:

Effective as of the close of business on July 12, 2013, the Fund is generally closed to new investors. Current shareholders and certain other categories of investors may still be eligible to purchase shares. For more information, see “What Else Should I Know About Share Purchases?” in the Shareholder Guide of this Prospectus.

The following is added after the third paragraph in the “Shareholder Guide—What Else Should I Know About Share Purchases?” section of the Prospectus:

Effective as of the close of business on July 12, 2013 (the “Closing Date”), the N-11 Equity Fund is generally closed to new investors. The following investors of the N-11 Equity Fund, however, may make purchases and reinvestments of distributions into the Fund:

¢	Current shareholders of the N-11 Equity Fund (although once a shareholder closes all accounts in the Fund, additional investments into the Fund may not be accepted);

¢	Members of the portfolio management team of the N-11 Equity Fund;

¢	Trustees and officers of the Trust;

¢	Any approved discretionary wrap program that holds N-11 Equity Fund shares as of the Closing Date may continue to make additional purchases of the Fund’s shares and to add new accounts that may purchase the Fund’s shares provided the sponsor of such program and/or any agent it designates, if applicable, has the appropriate controls in place to implement the Fund’s closure properly; and

¢

Employee Benefit Plans (as defined below) and certain financial institutions providing services to Employee Benefit Plans that hold shares of the N-11 Equity Fund as of the Closing Date. Such Employee Benefit Plans (as defined below) may continue to purchase Fund shares, as well as add accounts for new participants of the applicable Plan. Employee Benefit Plans (as defined below) for which the Fund is not an offering on the Plans’ investment menus as of the Closing Date are not eligible to add the Fund or make initial purchases of Fund shares. For this purpose, “Employee Benefit Plans” include Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations.

Exchanges into the N-11 Equity Fund from other Goldman Sachs Funds are not permitted, except for current N-11 Equity Fund shareholders and for those other categories of investors specified above.

The Trust and Goldman Sachs reserve the right to open the N-11 Equity Fund to new investors at a future date without prior notice.

This Supplement should be retained with your Prospectus for future reference.

EMEN11CSTK 06-13